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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 14, 2002 (August 13, 2002)

WESTERN GAS RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10389 (Commission File Number)	84-1127613 (I.R.S. Employer Identification No.)
12200 N. Pecos Street	Denver, Colorado	80234-3439
(Address of principal executive offices)		(Zip Code)

(303) 452-5603
(Registrant's telephone number, including area code)

No Changes
(Former name or former address, if changed since last report).

ITEM 9. REGULATION FD DISCLOSURE

        Furnished as Exhibit 99.1 is a copy of the certification of the Chief Executive Officer and Chief Financial Officer of Western Gas Resources, Inc., (the "Company") as required by 18 USC Section 1350, adopted pursuant to Section 906 of the Sarbane-Oxley Act of 2002, which accompanied the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2002, which was filed on August 13, 2002.

        Also furnished as Exhibits 99.2 and 99.3 are copies of the statements under oath of the Company's Chief Executive Officer and Chief Financial Officer filed on August 13, 2002 with the Securities and Exchange Commission in accordance with its Order (file no. 4-460) issued on June 27, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTERN GAS RESOURCES, INC. (Registrant)
Date: August 14, 2002	By:	/s/ WILLIAM J. KRYSIAK William J. Krysiak Chief Financial Officer (Principal Financial and Accounting Officer)

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SIGNATURES